UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 9, 2009

                               ES BANCSHARES, INC.
                               -------------------
             (Exact Name of Registrant as Specified in its Charter)

          Maryland                     000-52178                20-4663714
          --------                     ---------                ----------
(State or Other Jurisdiction)      (Commission File No.)     (I.R.S. Employer
    of Incorporation)                                        Identification No.)


68 North Plank Road, Newburgh, New York                            12550
---------------------------------------                            -----
(Address of Principal Executive Offices)                         (Zip Code)

Registrant's telephone number, including area code:  (845) 561-0003
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02.  Departure of Directors or Certain  Officers;  Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

     ES Bancshares, Inc. (the "Company") announced that Thomas E. DiMaio, age 47, has joined the Company and its wholly owned subsidiary, Empire State Bank (the "Bank"), as its Senior Vice President and Chief Credit Officer, effective November 9, 2009. Mr. DiMaio is replacing Emil Mian, who will remain with the Company and the Bank as Vice President of Commercial Lending.

     Mr. DiMaio has 25 years of experience in the banking industry, including the areas of business development, credit risk management, and bank regulation. He most recently served, from October 2008 until October 2009, as Vice President of Commercial Lending for The Community's Bank, a state-chartered bank located in Bridgeport, Connecticut. From 2006 until 2008, Mr. DiMaio served as Executive Vice President and Chief Lending and Credit Officer of Harbor Bank and Trust, a bank-in-organization in Southport, Connecticut. Prior to that, from 2004 until 2006, Mr. DiMaio was Senior Vice President and Regional Lending Manager in the New York office of Hana Financial, Inc., a California-based commercial finance company. Earlier in his career Mr. DiMaio was a Supervising Examiner with the Connecticut Department of Banking.

Item 9.01.  Financial Statements and Exhibits.

         Not Applicable.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            ES BANCSHARES, INC.


DATE:  November 11, 2009                    By: /s/ Philip Guarnieri
                                                -------------------------------
                                                Philip Guarnieri
                                                President and Co-Chief Executive
                                                  Officer